                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
      [X] Preliminary Proxy Statement                [ ] Confidential, For Use
                                                         of the Commission Only
                                                         (as permitted by Rule
                                                         14a-6(e)(2))
      [ ] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Under Rule 14a-12

                                Radian Group Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

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
     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                          [RADIAN LETTERHEAD WITH LOGO]

                                                                    May 18, 2001

Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders of Radian Group Inc., which will be held at the offices of the Company at 1601 Market Street, 11th Floor, Philadelphia, Pennsylvania 19103, at 8:30 a.m., local time, on Thursday, June 14, 2001. The accompanying Notice of Special Meeting of Stockholders and Proxy Statement describe the items to be considered and acted upon by the stockholders at the meeting.

         Whether or not you plan to attend the upcoming meeting, please sign, date and return the enclosed proxy card as soon as possible so that your shares can be voted in accordance with your instructions. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally. Since the representation of stockholders at the meeting is very important, we thank you in advance for your participation.

                                                Sincerely,

                                                /s/ Howard S. Yaruss
                                                HOWARD S. YARUSS
                                                Secretary

                                RADIAN GROUP INC.

                               1601 Market Street

                             Philadelphia, PA 19103

                            ------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                                  JUNE 14, 2001

                            ------------------------

TO THE STOCKHOLDERS OF
RADIAN GROUP INC.:

         Notice is hereby given that a Special Meeting of the Stockholders of RADIAN GROUP INC., a Delaware corporation (the "Company"), will be held at the offices of the Company, 1601 Market Street, 11th Floor, Philadelphia, Pennsylvania, on Thursday, June 14, 2001 at 8:30 a.m., local time, for the following purposes:

         1. To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.001 per share, from 80,000,000 shares to 200,000,000 shares.

         2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

         Only stockholders of record as of the close of business on May 14, 2001 will be entitled to notice of the special meeting and to vote at the special meeting and any adjournments thereof. A list of stockholders will be available for inspection during normal business hours from June 4, 2001 through June 14, 2001 at the offices of the Company at 1601 Market Street, 11th Floor, Philadelphia, Pennsylvania 19103.

                                    By Order of the Board of Directors,

                                    HOWARD S. YARUSS
                                    Secretary

Philadelphia, PA
May 18, 2001


EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

                                RADIAN GROUP INC.
                               1601 Market Street
                             Philadelphia, PA 19103

                            ------------------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  JUNE 14, 2001

                            ------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of RADIAN GROUP INC. (the "Company"), for use at a special meeting of stockholders to be held at the offices of the Company, 1601 Market Street, 11th Floor, Philadelphia, PA, on Thursday, June 14, 2001 at 8:30 a.m., local time, and at any adjournments thereof. A copy of the notice of meeting accompanies this Proxy Statement. This Proxy Statement and the accompanying Proxy Card are expected to be distributed to stockholders on or about May 18, 2001.

         The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, Georgeson Shareholder Communications (formerly Corporate Investor Communications, Inc.), Carlstadt, New Jersey, has been employed to solicit proxies by mail, telephone or personal solicitation. It is anticipated that the fees to be paid to Georgeson Shareholder Communication by the Company will not exceed $10,000. Proxies may also be solicited by officers and directors and a small number of employees of the Company who will not be specially compensated for such services. The Company will also request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company will, upon request, reimburse such persons for reasonable expenses incurred in that regard.

                             PURPOSE OF THE MEETING

         At the special meeting, the stockholders will be asked to (i) consider a proposal to amend the Company's Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, from 80,000,000 shares to 200,000,000 shares and (ii) transact such other business as may properly come before the meeting.

                              VOTING AT THE MEETING

         Holders of the shares of common stock of the Company ("Common Stock") of record at the close of business on May 14, 2001 are entitled to notice of and to vote at the meeting. As of that date, [46,404,656] shares of Common Stock were issued and outstanding. Each stockholder entitled to vote shall have the right to one vote for each share of Common Stock outstanding in such stockholder's name.

         The Company presently has no class of stock outstanding other than the Common Stock that is entitled to vote at the meeting. Pursuant to the Delaware General Corporation Law and the By-Laws of the Company, the holders of a majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

         The proposal to amend the Company's Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 80,000,000 shares to 200,000,000 shares requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock. Abstentions will have the same effect as shares voted against the proposal.

         Shares cannot be voted at the meeting unless the holder of record is present in person or is represented by proxy. The enclosed Proxy Card is a means by which a stockholder may authorize the voting of his or her shares at the meeting. The shares of Common Stock represented by each properly executed Proxy Card will be voted at the meeting in accordance with each stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed Proxy Card; if no choice has been specified, the shares will be voted as recommended by the Board of Directors. If any other matters are properly presented to the meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

         Execution of the accompanying Proxy Card will not affect a stockholder's right to revoke it by giving written notice of revocation to the Secretary of the Company before the proxy is voted, by voting in person at the meeting, or by executing a later-dated proxy that is received by the Company before the meeting.

         YOUR PROXY VOTE IS IMPORTANT TO THE COMPANY. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU PLAN TO ATTEND THE MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH THE COMPANY'S TRANSFER AGENT (THE BANK OF NEW
YORK) IN THE NAME OF A BROKER, BANK OR OTHER CUSTODIAN, NOMINEE OR FIDUCIARY, YOU MUST SECURE A PROXY FROM SUCH PERSON ASSIGNING YOU THE RIGHT TO VOTE YOUR SHARES.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                 AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table indicates, as of March 31, 2001, information relating to each person known to the Company to be the beneficial owner within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of more than five percent (5%) of the Company's Common Stock. All the information in the table is presented in reliance on information disclosed by the named individual as of the date of filing of their Schedule 13G.

                                         Shares        Percent            Voting Power                 Investment Power
                                      Beneficially       of         ------------------------      -------------------------
Name and Business Address               Owned(1)      Class(2)       Sole            Shared         Sole           Shared
-------------------------             ------------    ----------    ---------       --------      ---------      ----------
Mellon Financial Corporation(3)..      2,005,233        [4.32]%     1,621,416         34,239      1,871,848         41,648
One Mellon Center
Pittsburgh, Pennsylvania 15258
T. Rowe Price Associates(4)......      2,294,875        [4.95]%       357,953            -0-      2,294,875            -0-
100 E. Pratt Street
Baltimore, MD 21202
Legg Mason, Inc.(5)..............      2,762,248      [5.95]%(5)    1,905,848        856,401            -0-      2,762,248
100 Light Street
Baltimore, Maryland 21202

---------------
(1) Based on the information provided by such beneficial owners on Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission with respect to shares of the Company owned by it at December 31, 2000.

(2) The percentage has been determined based upon the number of shares outstanding as of the close of business on March 31, 2001.

(3) On February 1, 2001, Mellon Financial Corporation filed a Schedule 13G stating its ownership of shares of Common Stock as set forth above at December 31, 2000. According to such Schedule 13G, all of the securities are beneficially owned by Mellon Financial Corporation and certain of its named direct or indirect subsidiaries in their various fiduciary capacities, and as a result, another entity in every instance is entitled to dividends or proceeds of sale. No individual accounts hold an interest of 5% or more in the securities of the Company.

(4) On February 12, 2001, T. Rowe Price Associates, Inc. ("Price Associates") filed a Schedule 13G stating its ownership of Common Stock as set forth in the table above at December 31, 2000. According to such Schedule 13G, only its client or its client's custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities and that the ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients for which Price Associates serves as an investment adviser, and any and all discretionary authority delegated to Price Associates may be revoked in whole or in part at any time. According to such
Schedule 13G, no individual accounts hold an interest of 5% or more in the securities of the Company.

(5) On or about March 15, 2001, Legg Mason, Inc. filed a Schedule 13G/A describing its ownership of shares of Common Stock at December 31, 2000 as follows: Legg Mason, Inc. has sole voting power over 1,200,000 shares, shared voting power over 661,066 shares, sole dispositive power over 0 shares and shared dispositive power over 1,861,066 shares of Common Stock. According to such 13G/A, such shares of Common Stock are held by various identified subsidiaries of Legg Mason, Inc. which have the power to dispose of the shares held by them. In addition, on or about March 15, 2001, Legg Mason, Inc. filed a
Schedule 13G/A (the "Enhance 13G/A") describing its ownership of shares of the common stock of Enhance, par value $.10 per share (the "Enhance Common Stock"), at December 31, 2000 as follows: Legg Mason, Inc. has sole voting power over 3,208,400 shares, shared voting power over 887,884 shares, sole dispositive power over 0 shares and shared dispositive power over 4,096,284 shares of Enhance Common Stock. According to such 13G/A, such shares of Enhance Common Stock are held by various identified subsidiaries of Legg Mason, Inc. which have the power to dispose of the shares held by them. Since, pursuant to the terms of a Merger Agreement, dated as of November 13, 2000 (the "Merger Agreement"), among the Company, GOLD Acquisition Corporation and Enhance, each share of Enhance Common Stock was converted into .22 shares of Common Stock (plus cash in lieu of fractional shares of Common Stock) on February 28, 2001, based on the figures provided in the aforementioned Schedule 13G/A's, after giving effect to the conversion of Enhance Common Stock into Common Stock, as of December 31, 2000, Legg Mason, Inc. would beneficially own 2,762,248 shares of Common Stock, and would have sole voting power over 1,905,848 shares, shared voting power over 856,401 shares, sole dispositive power over 0 shares and shared dispositive power over 2,762,248 shares of Common Stock. The table reflects these combined numbers.

OWNERSHIP OF COMMON STOCK BY DIRECTORS AND OFFICERS

         The following table sets forth, as of May 14, 2001, all shares of Common Stock of the Company which are deemed to be beneficially held by each director of the Company, its Chief Executive Officer, the next four most highly compensated executive officers of the Company, and the directors and all current executive officers of the Company as a group.

                                                                  Number of Shares            Percentage
                                                                   Beneficially                  of
Beneficial Owner                                                   Owned (1) (2)              Class (3)
----------------                                                  ----------------            ----------
Herbert Wender(4)....................................                 230,125                     *
Frank P. Filipps(4)..................................                 260,201                     *
C. Robert Quint(4)...................................                 103,669                     *
Roy J. Kasmar(4).....................................                  87,167                     *
Andrew Luczakowsky(4)................................                  36,591                     *
David C. Carney(4)...................................                  24,200                     *
James W. Jennings(4).................................                  23,200                     *
Robert W. Richards(4)................................                  21,800                     *
Anthony W. Schweiger(4)..............................                 [18,600]                    *
Claire M. Fagin(4)...................................                  21,600                     *
Ronald W. Moore(4)...................................                  15,600                     *
Howard S. Yaruss(4)..................................                  13,526                     *
Howard B. Culang(4)..................................                   2,000                     *
Rosemarie B. Greco(4)................................                   2,000                     *
Stephen T. Hopkins(4)................................                   2,000                     *
Albert Will(5).......................................                       0                     *
All directors and current executive officers as                       909,530                  [1.96]%
a group (16 persons)(4)..............................

---------------

(1) Shares are "beneficially owned" by a person if such person, directly or indirectly, has or shares (i) the voting power thereof, including the power to vote or direct the voting of such shares, or (ii) the power to dispose or direct the disposition of such shares. In addition, a person is deemed to beneficially own any shares of which such person has the right to acquire beneficial ownership currently or within 60 days. Directors and officers have sole voting and investment powers over the shares shown unless otherwise indicated.

(2) Includes: (i) shares allocable to employee contributions under the Company's Savings Incentive Plan as of January 31, 2001, as to which the employee has dispositive power, (ii) shares that may be acquired within 60 days after the ownership date reflected, upon exercise of employee and director stock options, and (iii) phantom stock units to which vesting will occur under certain circumstances.

(3) "*" indicates less than one percent of class.

(4) Includes with respect to Mr. Wender 228,125 shares, Mr. Filipps 191,657 shares, Mr. Quint 91,000 shares, Mr. Kasmar 83,549 shares, Mr. Luczakowsky 31,625 shares, Mr. Carney 20,400 shares, Mr. Jennings 19,400 shares, Mr. Richards 20,400 shares, Mr. Schweiger 2,400 shares, Dr.. Fagin 20,400 shares, Mr. Moore 13,400 shares, Mr. Yaruss 10,000 shares, Mr. Culang 1,200 shares, Ms. Greco 1,200shares and Mr. Hopkins 1,200 shares, all of which shares are subject to non-qualified stock options that are exercisable presently or within 60 days of May 14, 2001.

(5) Mr. Will resigned as an executive officer effective August 31, 2000.

                   I. AMENDMENT OF SECOND AMENDED AND RESTATED
                  CERTIFICATE OF INCORPORATION TO INCREASE THE
           NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000.

         At a meeting held on May 1, 2001, the Board of Directors voted unanimously to recommend to the stockholders that the number of authorized shares of the Common Stock, par value of $.001 per share, of the Company be increased from 80,000,000 shares to 200,000,000 shares. The change will not affect the number of shares or par value of the Company's preferred stock, which will continue to be comprised of 20,000,000 shares having a par value of $0.001 per share. The proposed increase in the number of authorized shares of Common Stock would be accomplished by replacing the first sentence of Article Fourth of the Second Amended and Restated Certificate of Incorporation, as amended, to read as follows:

         "The Corporation shall be authorized to issue two hundred twenty million (220,000,000) shares of capital stock, of which two hundred million (200,000,000) shares shall be Common Stock, par value $.001 per share, and twenty million (20,000,000) shares shall be Preferred Stock, par value $.001 per share."

         At the same May meeting, the Board of Directors voted, subject to approval by the stockholders of the proposed amendment to the Second Amended and Restated Certificate of Incorporation, to split the outstanding shares of Common Stock two-for-one, such stock split to be effected by means of a dividend distribution of one new share as a dividend with respect to each existing share of Common Stock outstanding at the close of business on the date that the stockholders approve the proposed amendment, which is the proposed record date for the split. In addition, one additional share of Common Stock would be reserved for issuance for each share reserved for issuance as of the effective date of such distribution.

         The Board of Directors believes that the proposed split of the Common Stock is in the best interests of the Company and its stockholders because it will provide a broader market for the Common Stock. The Company does not presently have sufficient authorized shares to effect the stock split. The increase in the number of authorized shares of Common Stock, if approved by the stockholders, will necessarily indicate the stockholders' approval of the two-for-one split. In the event the proposal is not approved, the Board of Directors nevertheless reserves the right to declare a stock split, subject to the current authorized capital.

         As of May 14, 2001, the Company had [46,404,656] shares of Common Stock outstanding and an additional 3,992,747 shares reserved for issuance pursuant to the terms of various stock-based employee benefit plans. As of the same date, the Company had no shares of Series A Junior Participating Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), outstanding and 100,000 shares of the Company's Series A Preferred Stock reserved for issuance pursuant to the Company's stockholder rights plan. In addition to the stock split, the Board of Directors believes that the increase in the number of authorized shares of Common Stock will provide the Company with additional shares for possible equity financings, opportunities for expanding the Company's business through investments and acquisitions, stock splits or stock dividends, executive and employee benefit plans and for other corporate purposes. Moreover, having such additional authorized shares available will enable the Company to issue shares in the future without the expense and delay of a special meeting of stockholders. Such a delay could deprive the Company of the flexibility that the Board of Directors views as important in facilitating the effective use of the Company's shares. If the proposed amendment to the Second Amended and Restated Certificate of Incorporation is approved, the number of shares of common stock available for future issuance, after giving effect to the stock split, will be [107,170,948]. Except as otherwise required by applicable law or stock exchange rules, authorized but unissued shares of Common Stock may be issued at such time, for such purposes and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by stockholders.

         Shares of Common Stock issued pursuant to the stock split will have the same rights as the shares of Common Stock currently outstanding, and such split will not have a dilutive effect because each stockholder will effectively maintain the same percentage ownership interest in the Company. The Company's management has no present plans or understandings for the issuance of the additional shares authorized by this proposed amendment to the Second Amended and Restated Certificate of Incorporation, except as otherwise described in this Proxy Statement.

         Each share of Common Stock has an associated right (a "Right") to purchase from the Company, under certain circumstances, a unit consisting of one one-thousandth of a share of the Series A Preferred Stock, or a combination of securities and assets of equivalent value, at a purchase price of $300, subject to adjustment. When the Common Stock is split, each share of Common Stock will have with it one-half of an associated Right (which has the same economic equivalent as the current Right). It is possible that the existence of the Rights may have the effect of delaying, deterring or preventing a takeover of the Company.

         Upon the effectiveness of the stock split, appropriate adjustments will be made to stock options, restricted stock, deferred share equivalents and other stock-based instruments awarded or acquired and to be awarded or acquired under certain of the Company's compensation and benefit programs.

         The shares of Common Stock to be issued by way of stock dividend in connection with the split will be listed for trading on the New York Stock Exchange under the symbol "RDN." The Company anticipates that the certificates for the new shares of Common Stock will be mailed to stockholders five days after the approval of the proposed amendment by the stockholders. Each certificate outstanding immediately prior to the split will continue to represent the number of shares shown on the certificate and should be retained by the stockholder.

         The Company is of the opinion that the stock split will not result in taxable income to the stockholders under the present provisions of the Internal Revenue Code of 1986, as amended. The new shares will each have a basis for computing gain or loss equal to one-half of the cost or other basis of the old shares and the holding period of the new shares will be the same as the holding period for the old shares. Stockholders are encouraged to consult with their own tax advisor for specific tax advice concerning specific tax implications.

         Although the Board of Directors presently intends to employ the additional shares of Common Stock solely for the purposes set forth above, such shares could be used by the Board of Directors to dilute the stock ownership of persons seeking to obtain control of the Company, thereby possibly discouraging or deterring a non-negotiated attempt to obtain control of the Company and making removal of incumbent management more difficult. The proposal, however, is not a result of, nor does the Board of Directors have knowledge of, any effort to accumulate capital stock of the Company or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to the Board of Directors or otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                                II. OTHER MATTERS

         The Board of Directors is not aware of any matters other than those set forth herein that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their best judgment.

                          STOCKHOLDER PROPOSALS FOR THE
                               2002 ANNUAL MEETING

         Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. To be considered for inclusion in the Proxy Statement and form of proxy relating to the 2002 annual meeting, such proposals must be received by the Company no later than December 4, 2001 and must otherwise meet the requirements of the rules of the Securities and Exchange Commission. Proposals should be directed to the attention of the Secretary of the Company.

                                            By Order of the Board of Directors,

                                            HOWARD S. YARUSS
                                            Secretary

May 18, 2001

DETACH PROXY CARD HERE
PLEASE DETACH HERE

YOU MUST DETACH THIS PORTION OF THE PROXY CARD
BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE

Change of Address and
or Comments Mark Here

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian, or authorized officer, please give full title.

DATED _____________________________________________, 2001
SIGNED _________________________________________________
--------------------------------------------------------------------------------
1. To amend the Company's Second Amended and Restated Certificate of Incorporation to increase the number of Authorized Shares of Common Stock from 80,000,000 Shares to 200,000,000 Shares, Par value $.001 Per Share.

FOR      AGAINST  ABSTAIN


2. To transact such other business as may properly come before the meeting or any adjournment thereof.

VOTES MUST BE INDICATED

(X) IN BLACK OR BLUE INK. X


RADIAN GROUP INC.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 14, 2001
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes Frank P.Filipps,Howard S.Yaruss,and C.Robert Quint,and each of them, individually,with power of substitution,to vote and otherwise represent all of the shares of Common Stock of Radian Group Inc.,(the "Company "),held of record by the undersigned,at the Special Meeting of Stockholders of the Company to be held at the Company 's offices,1601 Market St.,11th floor,Philadelphia,PA,on Thursday,June 14, 2001 at 8:30 a.m.local time,and any adjournment(s)thereof,as indicated on the reverse side hereof. The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement dated in each case May 18,2001.All other proxies heretofore given by the undersigned to vote shares of the Company 's Common Stock are expressly revoked.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DESCRIBED ON THE REVERSE HEREOF BY THE STOCKHOLDER. IF NOT OTHERWISE DIRECTED,THIS PROXY WILL BE VOTED FOR THE PROPOSAL REFERRED TO IN ITEM 1.

RADIAN GROUP INC.
P.O. BOX 11024
NEW YORK, N.Y. 10203-0024